UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2016

Commission file number 333- 195267

TOUCAN INTERACTIVE CORP.

 (Name of small business issuer in its charter)

Nevada	7320	EIN 36-4778745
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification Number)

Sabanilla de Montes de Oca

Urbanizacion Carmiol, Casa 254

San Jose, Costa Rica

Phone : 514-448-4530

Registrant’s telephone number, including area code: (408) 702-2167

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 22, 2016, pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) by and among Toucan Interactive Corp., a Nevada corporation (the “Company”, “we” or “us”), Mikhail Bukschpan, the majority stockholder, sole director and sole officer of the Company (the “Majority Stockholder”) and BDK Capital Group, LLC, a California limited liability company (“BDK”), the Company sold 6,000,000 shares (the “Shares”) of its common stock, $.001 par value per share (“Common Stock”), to BDK in exchange for total cash consideration in the amount of $243,605.36 (the “Purchase Price”). The closing of the transactions contemplated by the Purchase Agreement (the “Closing”) was conditioned upon the satisfaction of certain closing conditions, including but not limited to the resignation of the Majority Stockholder as the sole officer and director of the Company and the termination of those certain agreements with respect to web design and advertising services.

Following the closing of the transactions contemplated by the Purchase Agreement, the Company entered into and consummated a Repurchase Agreement (the “Repurchase Agreement”) with the Majority Stockholder, pursuant to which the Majority Stockholder sold and the Company repurchased 4,000,000 shares of Common Stock for an aggregate purchase price of $240,605.36 (the “Repurchase Price”).

Following the closing of the transactions pursuant to the Purchase Agreement and Repurchase Agreement (collectively, referred to as the “Transactions”), and the purchase of an additional 870,000 shares of the Company’s Common Stock from other minority shareholders for total cash consideration of $52,984.17, BDK acquired approximately 96% of the issued and outstanding capital stock of the Company.

In connection with the closing of the Transactions, the Company entered into a Debt Settlement Agreement (the “Debt Settlement Agreement”) with the Majority Stockholder, pursuant to which the Majority Stockholder acknowledged and agreed that the Repurchase Price paid in accordance with the terms of the Repurchase Agreement would satisfy any amounts due to the Majority Stockholder for amounts previously advanced to the Company (the “Total Debt”).

The preceding descriptions of the Purchase Agreement, the Repurchase Agreement and the Debt Settlement Agreement are a summary and are qualified in their entirety by the full text of the agreements, which are attached to this Current Report as Exhibit 10.1, 10.2 and 10.3, respectively and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

As a condition to the closing of the Transactions, the Company terminated that certain web design service agreement with Nasser Bouslihim, dated February 25, 2014 (the “Web Design Agreement”) and that certain advertising service agreement with Kolobok Distribution Inc., dated February 20, 2014 (the “Advertising Service Agreement”) as provided by those certain Certifications of Termination of Agreement attached to this Current Report as Exhibit 10.4 and 10.5, respectively and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Change in Control of Registrant” of this Current Report with respect to the transactions contemplated by the Securities Purchase Agreement is incorporated into this Item 3.02 by reference. The sale of the Shares to BDK was not subject to any underwriting discounts or commissions.

The issuance and sale of the Shares was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Act, based on the fact that the investor is an “accredited investor,” as such term is defined in Rule 501 of Regulation D, in a transaction not involving a public offering. The Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.01 Changes in Control of Registrant

The information set forth under “Item 1.01 Unregistered Sales of Equity Securities” of this Current Report is incorporated into this Item 5.01 by reference.

Form 10 Information

The information required by certain items of Form 10 identified below has been previously reported and may be found in the following reports, registration statements and information statements previously filed with the Securities and Exchange Commission (Commission File No. 333- 195267), and which are incorporated herein by reference:

Form 10 Item	Description	Registrant’s Filing(s)
Item 1	Business	● The information set forth in this Current Report is incorporated herein by reference
Item 2	Financial Information	●Annual Report on Form 10-K filed on April 19, 2016
Item 3	Properties	●Annual Report on Form 10-K filed on April 19, 2016
Item 4	Security Ownership of Certain Beneficial Owners and Management.	●Annual Report on Form 10-K filed on April 19, 2016 ● The information set forth in this Current Report is incorporated herein by reference
Item 5	Directors and Executive Officers	● The information set forth in this Current Report is incorporated herein by reference
Item 6	Executive Compensation	● Annual Report on Form 10-K filed on April 19, 2016
Item 7	Certain Relationships and Related Transactions, and Director Independence	● Annual Report on Form 10-K filed on April 19, 2016
Item 8	Legal Proceedings	● Annual Report on Form 10-K filed on April 19, 2016
Item 9	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	● Annual Report on Form 10-K filed on April 19, 2016
Item 10	Recent Sales of Unregistered Securities	● Annual Report on Form 10-K filed on April 19, 2016 ● The information set forth in this Current Report is incorporated herein by reference
Item 11	Description of Registrant’s Securities to be Registered	●Registration Statement on Form S-1 filed on April 15, 2014, as amended on June 9, 2014, July 16, 2014, July 31, 2014, August 26, 2014, April 13, 2015 and April 24, 2015
Item 12	Indemnification of Directors and Officers	● Registration Statement on Form S-1 filed on April 15, 2014, as amended on June 9, 2014, July 16, 2014, July 31, 2014, August 26, 2014, April 13, 2015 and April 24, 2015
Item 13	Financial Statements and Supplementary Data	● Annual Report on Form 10-K filed on April 19, 2016
Item 14	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	● Annual Report on Form 10-K filed on April 19, 2016
Item 15	Financial Statements and Exhibits	● Annual Report on Form 10-K filed on April 19, 2016 ● The information set forth in this Current Report is incorporated herein by reference.

Our Business and Plan of Operations

Toucan Interactive Corp. was incorporated in the state of Nevada on January 24, 2014 and maintained its official business address at Sabanilla de Montes de Oca, Urbanizacion Carmiol, Casa 254, San Jose, Costa Rica.

From inception until April 2016, the Company’s principal business consisted of developing a website www.NEEDforCREDIT.com to provide credit option services to users primarily in Costa Rica, Canada, United-States, South and Central America and to market context advertising services to banks and financial institutions in these countries and regions.

In April 2016, pursuant to the transactions described in this Current Report on Form 8-K, the Company experienced a change in control and ceased operations as a provider of credit option services.

Under SEC Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company qualifies as a “shell company,” because it has no or nominal assets (other than cash) and no or nominal operations. The Company intends to comply with the periodic reporting requirements of the Exchange Act for so long as it is subject to those requirements.

The Company currently serves as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. The Company’s principal business objective for the next 12 months and beyond such time will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. Management does not intend to undertake any efforts to cause a market to develop in our securities, either debt or equity, until we have successfully concluded a business combination. The Company will not restrict its potential candidate target companies to any industry, specific business or geographical location and, thus, may acquire any type of business. The Company intends to establish a market for freely trading shares following the conclusion of a successful business combination and commencing business as an operating company.

The analysis of new business opportunities will be undertaken by or under the supervision of the Company’s officers and directors. As of the date of this report, the Company has not entered into any definitive agreement with any party, nor have there been any specific discussions with any potential business combination candidate regarding business opportunities for the Company. The Company has unrestricted flexibility in seeking, analyzing and participating in potential business opportunities. In its efforts to analyze potential acquisition targets, the Company will consider the following kinds of factors:

(a) Potential for growth, indicated by new technology, anticipated market expansion or new products;

(b) Competitive position as compared to other firms of similar size and experience within the industry segment as well as within the industry as a whole;

(c) Strength and diversity of management, either in place or scheduled for recruitment;

(d) Capital requirements and anticipated availability of required funds, to be provided by the Company or from operations, through the sale of additional securities, through joint ventures or similar arrangements or from other sources;

(e) The cost of participation by the Company as compared to the perceived tangible and intangible values and potentials;

(f) The extent to which the business opportunity can be advanced;

In applying the foregoing criteria, no one of which will be controlling, management will attempt to analyze all factors and circumstances and make a determination based upon reasonable investigative measures and available data. In evaluating a prospective business combination, the Company will conduct as extensive a due diligence review of potential targets as reasonably possible.

The Company anticipates that business opportunities will come to the Company’s attention from various sources. These sources may include, but not be limited to, its principal stockholder, professional advisors such as attorneys and accountants, securities broker-dealers, and others who may present unsolicited proposals. Currently, the Company has no agreements, whether written or oral, with any individual or entity, to act as a finder for the Company.  However, at the present, we contemplate that our majority stockholder, BDK, or certain of its affiliates may introduce a business combination target to us.

It is possible that the range of business opportunities that might be available for consideration by the Company could be limited by the impact of Securities and Exchange Commission regulations regarding purchase and sale of “penny stocks.” The regulations would affect, and possibly impair, any market that might develop in the Company’s securities until such time as they qualify for listing on NASDAQ or on another exchange which would make them exempt from applicability of the “penny stock” regulations.

The time and costs required to select and evaluate a target business and to structure and complete a business combination cannot presently be ascertained with any degree of certainty. It is also impossible to predict the manner in which the Company may participate in a business opportunity. Specific business opportunities will be reviewed as well as the respective needs and desires of the Company and the promoters of the opportunity and, upon the basis of that review and the relative negotiating strength of the Company and such promoters, the legal structure or method deemed by management to be suitable will be selected. Such structure may include, but is not limited to leases, purchase and sale agreements, licenses, joint ventures and other contractual arrangements. The Company may act directly or indirectly through an interest in a partnership, corporation or other form of organization. Implementing such structure may require the merger, consolidation or reorganization of the Company with other corporations or forms of business organization, and although it is likely, there is no assurance that the Company would be the surviving entity. In addition, the present management, board of directors and stockholders of the Company may not have control of a majority of the voting shares of the Company following a reorganization transaction. As part of such a transaction, the Company’s existing management and directors may resign and new management and directors may be appointed without any vote by stockholders.

The Company presently has no employees apart from our management. The officers and directors are engaged in outside business activities. They will be dividing their time amongst these entities and anticipate that they will devote very limited time to our business until the acquisition of a successful business opportunity has been identified. The specific amount of time that management will devote to the Company may vary from week to week or even day to day, and, therefore, the specific amount of time that management will devote to the Company on a weekly basis cannot be ascertained with any level of certainty. In all cases, management intends to spend as much time as is necessary to exercise its fiduciary duties as officers or directors of the Company. We expect no significant changes in the number of our employees other than such changes, if any, incident to a business combination.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the closing of the transactions contemplated by the Purchase Agreement, Mikhail Bukschpan, resigned as the Company’s sole executive officer and director. The resignation was not the result of any disagreement on any matter relating to the Company’s current operations, policies or practices.

On April 22, 2016 and prior to his resignation, Mikhail Bukschpan, in his capacity as the sole director, elected Kin Hui, Gang Ding, Frank Lin and William Chu as directors of the Company to fill the vacancies created by the foregoing resignation, with Mr. Hui and Mr. Ding being appointed as the Co-Chairmen of the Board of Directors. Also on April 22, 2016, in his capacity as sole director, Mikhail Bukschpan appointed Gang Ding as the Company’s Chief Executive Officer, Kin Hui as the President, William Chu as the Chief Financial Officer and Frank Lin as the Secretary.

Kin Hui

Mr. Hui, age 47, is the owner and manager of a group of companies commonly known as the Singpoli Group, an association of independent companies that specialize in real estate investment and development. Singpoli deals largely with major commercial, office, and retail properties in Los Angeles County, Orange County and Silicon Valley. As the founder and CEO of Singpoli Construction in 1992, a managing partner of Singpoli Investment, LLC in 1992, a founding partner and President of Pacific Design Group in 1997, and a managing member of Singpoli Pacifica, LLC in 2007, Mr. Hui has a proven record of successfully establishing and managing real estate portfolios and related businesses. Mr. Hui is a managing member of BDK. Mr. Hui’s decades of experience with executive management, real estate development and investment provide him with the qualifications and skills to serve as a director of the Company.

Gang Ding

Mr. Ding, age 50, is a founder and executive officer of a number of companies in Asia, Europe, Australia and North America including Shanghai Bading Property Development Co. Ltd., Macao First Global International Co., Hong Kong Global International Co., Bading (Hong Kong) Company, Global International (Australia) Co., Australia First International Investment Co., Australia First International Resources Co., Canada First Source International Co., First Global International Investment Group Inc., First Global International Trading Group Inc., Europe & Australia Investment Group and BDK Capital, LLC. Mr. Ding has over 20 years of real estate development and investment experience and has invested in various fields around the world, including real estate, energy, mines, old city renovation and other projects that are synergistic with his other investments. Mr. Ding is a managing member of BDK. Mr. Ding’s valuable entrepreneurial, management, and real estate related experience provide him with the qualifications and skills to serve as a director of the Company.

William Chu

Mr. Chu, age 60, has served as the Chief Financial Officer of Singpoli Capital Corporation since 2009. Prior to joining Singpoli, Mr. Chu had a distinguished banking career that spanned from New York, Little Rock, San Francisco, Los Angeles to Las Vegas, having served as President and Chief Executive Officer of First Asian Bank and United Pacific Bank, the President and CEO of the Los Angeles Community Development Bank, as well as a senior executive at East West Bank. Mr. Chu is a certified public accountant and has an MBA degree from the University of Southern California. Mr. Chu’s financial knowledge and banking experience provide him with the qualifications and skills to serve as a director of the Company.

Frank Lin

Mr. Lin, age 61, has served as the Vice President and Public Relations Director of Shanghai Bading Property Development Co. Ltd. since August 2002. Mr. Lin has supervised a great many large-scale real estate investment and development projects around the world including the development of the Shanghai Citigroup Tower in Pudong District, which became a landmark building for Shanghai in 2005, the purchase of the exploration and development rights for a 15,500-square-kilometer oil & gas site in Australia, the purchase and renovation of high-end polish properties in and around the downtown area of Lisbon, Portugal, the restoration and renovation of the historic Constance Hotel in the City of Pasadena in the United States and the development of the 450-unit Landmark Tower condominium in the City of Milpitas in the heart of Silicon Valley. Mr. Lin’s substantial executive management experience and his experience in business development give him the qualifications and skills to serve as a director of the Company.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated April 22, 2016, by and among the Company, Mikhail Bukschpan and BDK Capital Group, LLC.
10.2	Repurchase Agreement, dated April 22, 2016, by and between the Company and Mikhail Bukschpan.
10.3	Debt Settlement Agreement, dated April 22, 2016, by and between the Company and Mikhail Bukschpan.
10.4	Certification of Termination of Agreement by and between the Company and Nasser Bouslihim.
10.5	Certification of Termination of Agreement by and between the Company and Kolobok Distribution, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCAN INTERACTIVE CORP.

Date: April 28, 2016	By:	/s/ Kin Hui
	Name:	Kin Hui
	Title:	President

Date: April 28, 2016	By:	/s/ Gang Ding
	Name:	Gang Ding
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated April 22, 2016, by and among the Company, Mikhail Bukschpan and BDK Capital Group, LLC.
10.2	Repurchase Agreement, dated April 22, 2016, by and among the Company and Mikhail Bukschpan.
10.3	Debt Settlement Agreement, dated April 22, 2016, by and between the Company and Mikhail Bukschpan.
10.4	Certification of Termination of Agreement by and between the Company and Nasser Bouslihim.
10.5	Certification of Termination of Agreement by and between the Company and Kolobok Distribution, Inc.